Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2026 Financial Results
Q1 total revenue growth of 12% year-over-year
Storage as a Service offerings TCV sales growth of 70%

SANTA CLARA, Calif. — May 28, 2025 — Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world’s most advanced data storage technologies and services, announced financial results for its first quarter fiscal year 2026 ended May 4, 2025.

“Pure continues to demonstrate the superiority of our technology and strategy through our steady growth and the expansion of our products and services,” said Pure Storage CEO and Chairman Charles Giancarlo. “Pure’s platform enables customers to unify, virtualize and modernize their data footprints, across all workloads, over the entire range of performance, capacity and formats, and all with our single, advanced Purity Operating Environment.”

First Quarter Financial Highlights

•Revenue $778.5 million, up 12% year-over-year
•Subscription services revenue $406.3 million, up 17% year-over-year
•Subscription annual recurring revenue (ARR) $1.7 billion, up 18% year-over-year
•Remaining performance obligations (RPO) $2.7 billion, up 17% year-over-year
•GAAP gross margin 68.9%; non-GAAP gross margin 70.9%
•GAAP operating loss $(31.2) million; non-GAAP operating income $82.7 million
•GAAP operating margin (4.0%); non-GAAP operating margin 10.6%
•Operating cash flow $283.9 million; free cash flow $211.6 million
•Total cash, cash equivalents, and marketable securities $1.6 billion
•Returned approximately $120 million to stockholders through share repurchases of 2.5 million shares.

“Q1 FY26 was a solid start to the year, with strong revenue growth," said Pure Storage CFO Kevan Krysler. "Looking ahead, we remain committed to executing on our strategic priorities, driving growth, and maintaining the flexibility to navigate evolving market conditions.”

Leadership Update

Pure also announced that Kevan Krysler has decided to leave the company after more than five years of service. Krysler will remain at Pure Storage until a successor has been named.

"I want to thank Kevan for his partnership, dedication and loyal service to Pure. Of his numerous contributions to the company, he helped grow the business to over $3 billion in revenue and led our transition to subscriptions, which are now roughly 50% of our revenue," Giancarlo continued.

First Quarter Company Highlights

•Accelerating Innovation Through Product Advancements
◦Introduced the FlashBlade//EXA platform, the industry's leading data storage platform, designed to meet the rigorous demands of AI and high-performance computing, delivering unmatched performance, scalability, and metadata management.
◦Launched Portworx Enterprise 3.3, an enterprise-grade container data management platform that aims to support VM workloads at an enterprise level.

•Strengthening Leadership With Deepened Industry Collaborations
◦Announced a partnership with Nutanix to provide a joint, integrated solution to provide customers with a seamless way to deploy and manage virtual workloads on a scalable, modern infrastructure.
◦Integrated the NVIDIA AI Data Platform reference design into its FlashBlade® line, cementing Pure Storage’s position as a leader in enterprise data storage.
◦Achieved certifications from NVIDIA, including recognition as a high-performance storage platform for NVIDIA Partner Network Cloud Partners; also secured NVIDIA-Certified Storage Partner approval at both the Foundation and Enterprise levels.

•Delivering Cyber Resilience and Performance
◦Expanded its partnership with Rubrik to deliver a comprehensive solution to securely manage unstructured data at scale, providing bolstered protection against advanced threats, improved management capabilities, and exponential data efficiency.

•Industry Recognition and Accolades
◦Amy Fowler, GM, Commercial Line of Business, and Hope Galley, VP, Americas Partner Sales, were recognized as 2025 Women of the Channel by CRN.
◦Recognized as part of CRN’s AI 100, Data Center 50, and 50 Coolest Software-Defined Storage Vendors for 2025.
◦Awarded for Storage Excellence as part of ITPro’s Excellence Awards.

Second Quarter and FY26 Guidance

Q2FY26
Revenue	$845M
Revenue YoY Growth Rate	10.6%
Non-GAAP Operating Income	$125M
Non-GAAP Operating Margin	14.8%

FY26
Revenue	$3.515B
Revenue YoY Growth Rate	11%
Non-GAAP Operating Income	$595M
Non-GAAP Operating Margin	17.0%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the first quarter fiscal 2026 results at 2:00 pm PT today, May 28, 2025. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

William Blair’s 45th Annual Growth Stock Conference
Date: Tuesday, June 3, 2025
Time: 6:00 a.m. PT / 9:00 a.m. ET
Chief Technology Officer Rob Lee

Bank of America 2025 Global Tech Conference
Date: Tuesday, June 3, 2025
Time: 11:00 a.m. PT / 2:00 p.m. ET
Chairman and CEO Charles Giancarlo
Chief Financial Officer Kevan Krysler

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

Updated Date and Location for Product & Technology-Focused Meeting for Financial Analysts at Pure//Accelerate 2025 in New York
Date: Thursday, September 25, 2025

Join us at Pure//Accelerate® 2025 in New York on September 25, 2025, as we make history, changing the future of storage and the industry. Pure Storage executives - including Pure Storage CEO, Charles Giancarlo - and partners will share insights, strategies, and their vision for the future.

The financial analyst meeting presentation will be webcast live and archived on the Pure Storage Investor Relations website at investor.purestorage.com.
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About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry’s most advanced data storage platform to store, manage, and protect the world’s data at any scale. With Pure Storage, organizations have ultimate simplicity and flexibility, saving time, money, and energy. From AI to archive, Pure Storage delivers a cloud experience with one unified Storage as-a-Service platform across on premises, cloud, and hosted environments. Our platform is built on our Evergreen architecture that evolves with your business – always getting newer and better with zero planned downtime, guaranteed. Our customers are actively increasing their capacity and processing power while significantly reducing their carbon and energy footprint. It’s easy to fall in love with Pure Storage, as evidenced by the highest Net Promoter Score in the industry. For more information, visit www.purestorage.com.

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Storage Trademark List are trademarks or registered trademarks of Pure Storage Inc. in the U.S. and/or other countries. The Trademark List can be found at purestorage.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers' performance and price requirements, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers, the timing and amount of revenue from hyperscaler licensing and support services, future period financial and business results, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically customer adoption of FlashBlade//EXA, Pure Fusion™ and priorities around sustainability and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the impact of inflation, tariffs, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, new technology investments and partnerships, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 2, 2025. All information provided in this release and in the attachments is as of May 28, 2025, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Pure's Evergreen//One and similar consumption- and subscription-based offerings is an operating metric, representing the value of orders received during the period.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, restructuring costs related to severance and termination benefits, costs associated with the impairment and early exit of certain leased facilities, and unrealized gains and losses from mark-to-market adjustments on strategic investments that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sandra Kerrigan – Investor Relations, Pure Storage
ir@purestorage.com

Tricia Stream – Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2026	Fiscal 2025

Assets
Current assets:
Cash and cash equivalents	$739,336	$723,583
Marketable securities	839,748	798,237
Accounts receivable, net of allowance of $959 and $940	411,319	680,862
Inventory	37,548	42,810
Deferred commissions, current	101,288	99,286
Prepaid expenses and other current assets	270,988	222,501
Total current assets	2,400,227	2,567,279
Property and equipment, net	503,527	461,731
Operating lease right-of-use-assets	138,423	146,655
Deferred commissions, non-current	230,989	229,334
Intangible assets, net	15,108	19,074
Goodwill	361,427	361,427
Restricted cash	19,046	12,553
Other assets, non-current	141,618	165,889
Total assets	$3,810,365	$3,963,942

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$83,858	$112,385
Accrued compensation and benefits	142,333	230,040
Accrued expenses and other liabilities	157,733	156,791
Operating lease liabilities, current	41,266	43,489
Deferred revenue, current	969,321	953,836
Debt, current	100,000	100,000
Total current liabilities	1,494,511	1,596,541
Operating lease liabilities, non-current	129,735	137,277
Deferred revenue, non-current	858,224	841,467
Other liabilities, non-current	83,840	82,182
Total liabilities	2,566,310	2,657,467
Stockholders’ equity:
Common stock and additional paid-in capital	2,625,231	2,674,533
Accumulated other comprehensive income	1,831	954
Accumulated deficit	(1,383,007)	(1,369,012)
Total stockholders’ equity	1,244,055	1,306,475
Total liabilities and stockholders’ equity	$3,810,365	$3,963,942

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2026	2025

Revenue:
Product	$372,144	$347,384
Subscription services	406,341	346,095
Total revenue	778,485	693,479
Cost of revenue:
Product (1)	141,050	100,753
Subscription services (1)	101,282	97,020
Total cost of revenue	242,332	197,773
Gross profit	536,153	495,706
Operating expenses:
Research and development (1)	221,740	193,820
Sales and marketing (1)	278,512	250,972
General and administrative (1)	67,072	76,787
Restructuring and impairment (2)	—	15,901
Total operating expenses	567,324	537,480
Loss from operations	(31,171)	(41,774)
Other income (expense), net	31,655	14,091
Income (loss) before provision for income taxes	484	(27,683)
Income tax provision	14,479	7,326
Net loss	$(13,995)	$(35,009)

Net loss per share attributable to common stockholders, basic and diluted	$(0.04)	$(0.11)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	326,539	322,589

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$3,266	$2,782
Cost of revenue -- subscription services	7,162	8,871
Research and development	49,242	50,294
Sales and marketing	22,084	23,519
General and administrative	14,521	27,528
Total stock-based compensation expense	$96,275	$112,994
(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2026	2025

Cash flows from operating activities
Net loss	$(13,995)	$(35,009)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	33,770	33,943
Stock-based compensation expense	96,275	112,994
Noncash portion of lease impairment and abandonment	—	3,270
Other	705	1,606
Changes in operating assets and liabilities:
Accounts receivable, net	269,542	238,768
Inventory	2,669	(1,705)
Deferred commissions	(3,657)	7,707
Prepaid expenses and other assets	(19,440)	(9,219)
Operating lease right-of-use assets	8,397	8,122
Accounts payable	(26,991)	(26,581)
Accrued compensation and other liabilities	(84,343)	(109,124)
Operating lease liabilities	(11,238)	(10,226)
Deferred revenue	32,242	6,954
Net cash provided by operating activities	283,936	221,500
Cash flows from investing activities
Purchases of property and equipment (1)	(72,346)	(48,818)
Purchase of strategic investment	—	(5,000)
Purchases of marketable securities	(114,896)	(160,123)
Sales of marketable securities	18,207	37,689
Maturities of marketable securities	57,253	127,857
Net cash used in investing activities	(111,782)	(48,395)
Cash flows from financing activities
Proceeds from exercise of stock options	5,359	13,223
Proceeds from issuance of common stock under employee stock purchase plan	27,240	25,328
Principal payments on borrowings and finance lease obligations	(1,125)	(1,099)
Tax withholding on vesting of equity awards	(61,300)	(12,478)
Repurchases of common stock	(119,936)	—
Net cash provided by (used in) financing activities	(149,762)	24,974
Net increase in cash, cash equivalents and restricted cash	22,392	198,079
Cash, cash equivalents and restricted cash, beginning of period	737,750	712,131
Cash, cash equivalents and restricted cash, end of period	$760,142	$910,210
(1) Includes capitalized internal-use software costs of $6.9 million and $4.5 million for the first quarter of fiscal 2026 and 2025.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2026						First Quarter of Fiscal 2025
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$3,266	(c)					$2,782	(c)
			240	(d)					296	(d)
			208	(e)					20	(e)
			3,306	(f)					3,306	(f)
Gross profit --product	$231,094	62.1%	$7,020		$238,114	64.0%	$246,631	71.0%	$6,404		$253,035	72.8%

			$7,162	(c)					$8,871	(c)
			743	(d)					867	(d)
			632	(e)					309	(e)
Gross profit -- subscription services	$305,059	75.1%	$8,537		$313,596	77.2%	$249,075	72.0%	$10,047		$259,122	74.9%

			$10,428	(c)					$11,653	(c)
			983	(d)					1,163	(d)
			840	(e)					329	(e)
			3,306	(f)					3,306	(f)
Total gross profit	$536,153	68.9%	$15,557		$551,710	70.9%	$495,706	71.5%	$16,451		$512,157	73.9%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2026						First Quarter of Fiscal 2025
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$96,275	(c)					$112,994	(c)
			8,615	(d)					9,400	(d)
			3,536	(e)					3,536	(e)
			5,489	(f)					9,855	(f)
			—						6,375	(g)
Operating income (loss)	$(31,171)	(4.0%)	$113,915		$82,744	10.6%	$(41,774)	(6.0%)	$142,160		$100,386	14.5%

			$96,275	(c)					$112,994	(c)
			8,615	(d)					9,400	(d)
			3,536	(e)					3,536	(e)
			5,489	(f)					9,855	(f)
			—						6,375	(g)
			153	(h)					153	(h)
			(2,435)	(i)					—
Net income (loss)	$(13,995)		$111,633		$97,638		$(35,009)		$142,313		$107,304

Net income (loss) per share -- diluted	$(0.04)				$0.29		$(0.11)				$0.32
Weighted-average shares used in per share calculation -- diluted	326,539		9,470	(j)	336,009		322,589		15,959	(j)	338,548

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate expenses for severance and termination benefits related to workforce realignment.
(g) To eliminate lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.
(h) To eliminate amortization expense of debt issuance costs related to our debt.
(i) To eliminate unrealized gain from mark-to-market adjustment on strategic investment.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2026	2025
Net cash provided by operating activities	$283,936	$221,500
Less: purchases of property and equipment (1)	(72,346)	(48,818)
Free cash flow (non-GAAP)	$211,590	$172,682

(1) Includes capitalized internal-use software costs of $6.9 million and $4.5 million for the first quarter of fiscal 2026 and 2025.